UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2023

Acurx Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40536	82-3733567
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

259 Liberty Avenue, Staten Island, NY 10305

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (917) 533-1469

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ACXP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting of Acurx Pharmaceuticals, Inc. (“we”, “us” and “our”) held on June 15, 2023 (the “Annual Meeting”), our stockholders approved an amendment to our Certificate of Incorporation, as described in Proposal 3 of our definitive Proxy Statement filed with the Securities and Exchange Commission on April 27, 2023 (the “Proxy Statement”), and which had previously been approved by our Board of Directors subject to stockholder approval. On June 20, 2023, we filed with the Secretary of State of the State of Delaware a Certificate of Amendment of Certificate of Incorporation, the form of which was included as Appendix A to the definitive Proxy Statement.

A copy of the Certificate of Amendment of Certificate of Incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference in this Item 5.03.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the close of business on April 24, 2023, the record date of the Annual Meeting, there were 11,671,795 shares of common stock outstanding and entitled to vote. At the Annual Meeting, the holders of 9,098,481 shares of our common stock, or approximately 77.95% of our outstanding shares of common stock, were represented in person or by proxy and, therefore, a quorum was present. At the Annual Meeting, our stockholders considered three proposals, which are described briefly below and in more detail in the Proxy Statement. The final voting results for each proposal are set forth below.

Proposal 1 - Election of Directors

Our stockholders elected the following directors as Class II directors to hold office until the 2026 Annual Meeting of stockholders by the following votes:

Nominees	Shares Voted For	Shares Withheld	Broker Non-Votes
David P. Luci	5,749,190	418,609	2,930,682
Jack H. Dean	5,575,112	592,687	2,930,682

Proposal 2 - Ratification of Independent Registered Public Accounting Firm

Our stockholders ratified the appointment of CohnReznick LLP as our independent auditors for the fiscal year ending December 31, 2023 by the following votes:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
9,016,668	17,184	64,629	-

 Proposal 3 - Amendment to Our Certificate of Incorporation to Reflect New Delaware Law Provisions Regarding Officer Exculpation

The amendment of our Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation was approved by an affirmative vote of a majority of the shares of common stock outstanding and entitled to vote at the Annual Meeting by the following votes:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
6,054,547	81,822	31,430	2,930,682

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment of Certificate of Incorporation, dated June 20, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Acurx Pharmaceuticals, Inc.
Date: June 20, 2023
	By:	/s/ David P. Luci
	Name:	David P. Luci
	Title:	President and Chief Executive Officer